Quanex Building Products Acquires HL Plastics June 16, 2015 Exhibit 99.1

Safe Harbor

Statements made during this presentation that use the words “estimated,” “expect,” “could,” “should,”
“believe,” “will,” “might,” or similar words reflecting future expectations or beliefs are forward-looking statements. The forward-looking statements include, but are not limited to, references to synergies derived from acquisitions, future operating results of Quanex, the financial condition of Quanex, future uses of cash, expectations relating to capital and other expenditures, expenses and tax rates, expectations relating to the company’s industry, and the company’s future growth. The statements made during this presentation are based on current expectations. Actual results or events may differ materially from those described during this presentation. Factors that could impact future results may include, without limitation, the effect of both domestic and global economic conditions, the impact of competitive products and pricing, the availability and cost of raw materials, and customer demand, among others. For a more complete discussion of factors that may affect the company’s future performance, please refer to the company’s 10-K filing on December
12, 2014, under the Securities Exchange Act of 1934 (“Exchange Act”), in particular the section titled,
“Private Securities Litigation Reform Act” contained therein.

Transaction Overview
Quanex has acquired HL Plastics for £95M ($149M)
An excellent strategic fit, adding:
•
A
great
business
–
Fastest
growing
vinyl
extruder
in
the
UK
•
In
an
attractive
market
–
Higher
end
and
lower
complexity
than
US
•
At
a
good
time
–
Early
in
the
UK
housing/window
recovery
Expected to be accretive to EPS, EBITDA margins and ROIC
•
2016 EPS accretion estimated between $0.20-$0.25 per share
•
EBITDA margin (18%) delivers on Quanex objective of improving total company margin towards 15% target
•
Expected to deliver IRR well in excess of WACC
Adds $25M-$30M to mid-cycle EBITDA guidance
Funded with cash and Quanex’s existing $150M credit facility
Pro forma 4/30/15 leverage of 1.5x total debt/EBITDA at close
Note: HL Plastics figures converted to USD at 1.57 USD / GBP
Note
on
Non-GAAP
Financial
Measures:
EBITDA
(defined
as
net
income
or
loss
before
interest,
taxes,
depreciation
and
amortization
and
other,
net,
as
described
in
Quanex’s
filings
with
the
Securities and Exchange Commission) is a non-GAAP financial measure that Quanex's management uses to measure its operational performance and assist with financial decision-making.
EBITDA
is
a
key
metric
used
by
management
in
determining
the
value
of
annual
incentive
awards
for
its
employees.
Quanex
believes
this
non-GAAP
measure
provides
a
consistent
basis
for
comparison between periods, and will assist investors in understanding our financial performance when comparing our results to other investment opportunities. EBITDA may not be the same as that used by other companies.  While the Company considers EBITDA to be an important measure of operating performance, the company does not intend for this information to be considered in isolation or as a substitute for net income or other measures prepared in accordance with US GAAP.  Due to the high variability and difficulty in predicting certain items that affect GAAP net income (including in respect of the impact of HL Plastics), information reconciling forward-looking EBITDA as presented to GAAP financial measures is unavailable to Quanex without unreasonable effort.
ROIC (or Return on Invested Capital), a financial measure used to quantify the returns Quanex earns on its invested capital, and IRR (or Internal Rate of Return), a metric that measures the net present value of all cash flows from a capital project or investment (both capital deployed and after tax cash flows received), are also non-GAAP financial measures.
Quanex
believes
ROIC
and
IRR
are
meaningful
indicators
of
performance
and
useful
metrics
for
investors
and
financial
analysts.
Quanex’s
calculations
of
ROIC
and
IRR
may
not
be
comparable
to
similarly
titled
definitions
used
by
other
companies
and
are
not
substitutes
for
financial
information
prepared
in
accordance
with
GAAP.

Attractive Opportunity Consistent with Strategy
Clear fit with Quanex’s
core businesses
Complementary technology and capabilities
Best-in-class manufacturing operations
Outstanding management team and employee base
Strong, stand-alone platform requiring minimal operational integration
Fastest growing vinyl window profile extruder in attractive U.K. market
Strong margins and free cash flow
Platform for future growth in Europe
HL Plastics acquisition is consistent with Quanex’s
strategic objectives of pursuing M&A
opportunities that provide market leadership, superior technology and attractive financial returns

HL Plastics Company Overview
Note: HL Plastics figures converted to USD at 1.57 USD / GBP
Market leader and fastest growing vinyl window / door
profile extruder in the UK
Goes to market under Liniar brand name
Headquartered in Denby, UK
Employees: 420
Trailing twelve months revenue of £64M ($101M) and
EBITDA of £12M ($18M)
2012 –
2014 revenue growth of 50%
State-of-the-art manufacturing capabilities with ample
capacity
Superior technology with most energy efficient profile
system in the UK
Diverse customer base across UK and Ireland
Strong and experienced management team
Outstanding, stand-alone platform
Revenue by Geography (2014)
Revenue by Product (2014)
Verandahs
and Decking
Bi-fold and Patio Doors
Conservatory Roof
Systems
Windows
Windows
Verandahs and Decking
Bi-fold and Patio
Conservatory Roof Systems
Wegoma
Vintage
78%
8%
6%
3%
3%
2%
U.K.
Rest of Europe
Other
95%
4%
<1%

Liniar

Liniar

Liniar

Liniar

Quanex building products

HL Plastics Product Review
Leading Liniar
brand with co-branding opportunity for components
Verandahs
and Decking
Bi-fold and Patio Doors
Conservatory Roof Systems
Wegoma
Vintage
Windows
PVCu
based products in this category provide an alternative to
more traditional wood based products whilst also providing
products with a recycled content base
One of the first bespoke bi-fold doors into the market providing a number of product variations
Liniar’s
own proprietary conservatory roof system and other
product sales
Provides specialist machines into the window fabrication market
Provides niche window manufacturing and product development
Liniar
PVCu
windows are the most technically advanced in the
market and designed in-house to meet the highest energy
efficiency and safety standards

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Quanex building products

U.K. Vinyl Profiles Market Overview
Favorable UK market dynamics
Source:
D&G
Consulting
–
Autumn
/Winter
2014
Historical UK Housing Starts
(MM’s)
Median: 197
UK Vinyl Profiles Production
Source: UK Department for Communities and Local Government
(In Tonnes)
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
Windows
Other
0

Fragmented UK window and door market
•
~1/3 size of N. American mkt
•
2,000+ fabricators is same as N. American mkt
Disciplined competitive landscape
House system driven market
•
Windows marketed utilizing the brand of the
extrusions (i.e. Liniar brand)
•
Efficient manufacturing model
HL ~200 shapes
Compared to ~2,000 for Quanex in US
•
Streamlined product offering
~60 systems available in total by all UK extruders
Quanex
alone in US has 2X number of systems
Similar to the US, demand is driven by new
construction and R&R, but much more heavily
weighted to replacement
UK construction market is at attractive point of
cycle recovery
•
Housing starts grew 25% in 2014

7 Thank you